Exhibit 10.1
5,000,000 Shares
SEMITOOL, INC.
Common Stock
PLACEMENT AGENCY AGREEMENT
December 15, 2005
Needham & Company, LLC
445 Park Avenue
New York, New York 10022
Ladies and Gentlemen:
     Semitool, Inc., a Montana corporation (the “Company”), proposes to issue and sell to certain investors (collectively, the “Investors”) up to an aggregate of 3,000,000 shares of the Company’s common stock, no par value per share (the “Common Stock”), and Raymon F. Thompson (the “Selling Stockholder”) proposes to sell to the Investors up to an aggregate of 2,000,000 shares of Common Stock (the 5,000,000 shares to be sold collectively by the Company and the Selling Stockholder to the Investors, the “Shares”). The Company and the Selling Stockholder desire to engage Needham & Company, LLC as their exclusive placement agent (the “Placement Agent”) in connection with the issuance and sale of the Shares. The Shares are described more fully in the Prospectuses that are referred to below.
     The Company and the Selling Stockholder confirm their agreements with the Placement Agent as follows:
     1. Agreement to Act as Placement Agent.
     (a) On the basis of the representations, warranties and agreements of the Company and the Selling Stockholder herein contained and subject to all of the terms and conditions of this Agreement, the Company and the Selling Stockholder engage the Placement Agent to act as their exclusive placement agent in connection with the issuance and sale of the Shares and the Placement Agent hereby agrees, as an agent of the Company and the Selling Stockholder, to use its commercially reasonable efforts to solicit offers to purchase the Shares upon the terms and conditions set forth in the Prospectuses (as defined below). Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date (as defined below), the Company and the Selling Stockholder shall not, without the prior consent of the Placement Agent, solicit or accept offers to purchase Common Stock (except that the Company may do so pursuant to the exercise of options or warrants to purchase shares of Common Stock that are outstanding as of the date hereof) otherwise than through the Placement Agent in accordance herewith.
     (b) As compensation for the services rendered hereunder, on the Closing Date (as defined below), the Company shall pay to the Placement Agent, by wire transfer of immediately available U.S. funds payable to the order of the Placement Agent, to an account or accounts designated by the Placement Agent, an amount equal to 5.4% of the gross proceeds received by the Company from its sale of the Shares, and the Selling Stockholder shall pay to the Placement Agent, by wire transfer of immediately available U.S. funds payable to the order of the Placement Agent, to an account or accounts designated by the Placement Agent, an amount equal to 5.4% of the gross proceeds received by the Selling Stockholder from its sale of the Shares (the aggregate of the fees paid by the Company and the Selling Stockholder, the “Fee”). The Placement Agent may, in its discretion, retain other brokers or dealers to act as sub-agents on the Placement Agent’s behalf in connection with the offering of the Shares.

     (c) This Agreement shall not give rise to a commitment by the Placement Agent or any of its affiliates to underwrite or purchase any of the Shares or otherwise provide any financing, and the Placement Agent shall have no authority to bind the Company and the Selling Stockholder in respect of the sale of any Shares. Each of the Company and the Selling Stockholder shall have the sole right to accept offers to purchase the Shares and may reject any such offer in whole or in part. The Placement Agent shall have the right, in its discretion reasonably exercised, without notice to the Company or the Selling Stockholder, to reject any offer to purchase Shares received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The sale of the Shares shall be made pursuant to purchase agreements in the form attached hereto as Exhibit A (the “Purchase Agreements”).
     2. Delivery and Payment. (a) Concurrently with the execution and delivery of this Agreement, the Company, the Selling Stockholder, the Placement Agent and Wells Fargo Bank, N.A., as escrow agent (the “Escrow Agent”), shall enter into an escrow agreement (the “Escrow Agreement”), pursuant to which an escrow account (the “Escrow Account”) will be established for the benefit of the Company, the Selling Stockholder and the Investors. Prior to the Closing, each such Investor shall deposit into the Escrow Account an amount equal to the product of (x) the number of Shares such Investor has agreed to purchase and (y) the purchase price per share determined by the Purchase Agreements (the “Purchase Amount”). The aggregate of such Purchase Amounts is herein referred to as the “Escrow Funds.” On the Closing Date, the Escrow Agent will disburse the Escrow Funds to the Company, the Selling Stockholder and the Placement Agent as provided in the Escrow Agreement and the Company shall cause its transfer agent to deliver the Shares purchased by such Investors.
     (b) Subject to the terms and conditions hereof, delivery of the Shares shall be made by the Company and the Selling Stockholder to the Investors, and payment of the purchase price shall be made by the Investors, at the office of Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto, CA, at 10:00 a.m., New York City time, on or before December 21, 2005 or at such time on such other date as may be agreed upon in writing by the Company, the Selling Stockholder and the Placement Agent but in no event prior to the date on which the Escrow Agent shall have received all of the Escrow Funds (such date of delivery and payment is hereinafter referred to as the “Closing Date”). The Shares shall be delivered, through the facilities of The Depository Trust Company, to such persons, and shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request by written notice to the Company and the Selling Stockholder at least one business day before the Closing Date. The cost of original issue tax stamps and other transfer taxes, if any, in connection with the issuance and/or delivery of the Shares by the Company and the Selling Stockholder to the respective Investors shall be borne by the Company.
     3. Representations and Warranties of the Company. The Company represents, warrants and covenants to the Placement Agent that:
     (a) The Company meets the requirements for the use of Form S-3, a registration statement (Registration No. 333-39492) on Form S-3 relating to the Shares being offered by the Company, including a base prospectus relating to the Shares being offered by the Company (the “Base Prospectus”) and such amendments thereof as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (collectively referred to as the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder, and has been filed with and has been declared effective by the Commission, and the offering of the Shares by the Company complies with Rule 415 under the Act. A final prospectus supplement to the Base Prospectus relating to the Shares being offered by the Company and the offering thereof will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations. Such registration statement at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents otherwise deemed to be a part thereof or included therein by the Rules and Regulations, and any registration statement relating to the offering of Shares by the Company contemplated by this Agreement and filed pursuant to Rule 462(b) of the Rules and Regulations, is herein called the “Company Registration Statement.” The term “Prospectus Supplement” means the final prospectus supplement to the Base Prospectus relating to the Shares being offered by the Company and the offering thereof as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The term “Company Prospectus” means the Base Prospectus together with the Prospectus Supplement, except that if such Base Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424(b) of the Rules and Regulations, the term “Company Prospectus” shall mean the

Base Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement. A registration statement (Registration No. 333-112964) on Form S-3 relating to the Shares being offered by the Selling Stockholder, and such amendments thereof as may have been required to the date of this Agreement, has been prepared by the Company and the Selling Stockholder under the provisions of the Act and the Rules and Regulations of the Commission thereunder, and has been filed with and has been declared effective by the Commission, and the offering of the Shares by the Selling Stockholder complies with Rule 415 under the Act. Such registration statement at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents otherwise deemed to be a part thereof or included therein by the Rules and Regulations, and any registration statement relating to the offering of Shares by the Selling Stockholder contemplated by this Agreement and filed pursuant to Rule 462(b) of the Rules and Regulations, is herein called the “Selling Stockholder Registration Statement,” and together with the Company Registration Statement, the “Registration Statements.” The term “Selling Stockholder Prospectus” means the prospectus included in the Selling Stockholder Registration Statement together with the prospectus filed pursuant to Rule 424(b) of the Rules and Regulations, as it may be amended or supplemented, and together with the Company Prospectus, the “Prospectuses.” Any reference herein to the Company Registration Statement, the Selling Stockholder Registration Statement, the Registration Statements, the Base Prospectus, the Prospectus Supplement, the Company Prospectus, the Selling Stockholder Prospectus or the Prospectuses shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Company Registration Statement, the Selling Stockholder Registration Statement, the Registration Statements, the Base Prospectus, the Prospectus Supplement, the Company Prospectus, the Selling Stockholder Prospectus or the Prospectuses shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the time the Registration Statement initially became effective (the “Effective Date”), the date of any preliminary prospectus or the date of the Prospectuses, as the case may be, and deemed to be incorporated therein by reference. The term “Issuer Free Writing Prospectus” means an “issuer free writing prospectus” as defined in Rule 433 of the Rules and Regulations.
     (b) No order preventing or suspending the use of the Base Prospectus, the Prospectus Supplement, the Prospectuses or any Issuer Free Writing Prospectus has been issued by the Commission, and no stop order suspending the effectiveness of the Registration Statements (including any related registration statement filed pursuant to Rule 462(b) under the Act) or any post-effective amendment thereto has been issued, and no proceeding for that purpose has been initiated or threatened by the Commission. On the Effective Date, on the date (if any) the Base Prospectus, the Prospectus Supplement, or the Prospectuses are first filed with the Commission pursuant to Rule 424(b), at all times during the period through and including the Closing Date and when any post-effective amendment to the Registration Statements becomes effective or any amendment or supplement to the Prospectuses is filed with the Commission, the Registration Statements and the Prospectuses (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectuses, did and will comply in all material respects with all applicable provisions of the Act, the Exchange Act, the rules and regulations under the Exchange Act (the “Exchange Act Rules and Regulations”), and the Rules and Regulations did and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations, and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statements becomes effective, no part of the Registration Statements, the Base Prospectus or any such amendment or supplement thereto did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Base Prospectus or any amendment or supplement to the Base Prospectus, including the Prospectus Supplement, is filed with the Commission, the date of first use of the Prospectus Supplement, and the Closing Date, the Prospectuses did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Placement Agent furnished in writing to the Company by the Placement Agent specifically for inclusion in the Registration Statements, the Base Prospectus, the Prospectus Supplement or Prospectuses or any amendment or supplement thereto. The Company acknowledges that the statements set forth in the last paragraph under the heading “Plan of Distribution” in the Prospectus Supplement constitute the only information relating to the Placement Agent furnished in writing to the Company by the Placement Agent specifically for inclusion in the Registration

Statements, the Base Prospectus, the Prospectus Supplement, or the Prospectuses or any amendment or supplement thereto.
     (c) The documents that are incorporated by reference in the Base Prospectus, the Prospectus Supplement and the Prospectuses or from which information is so incorporated by reference, when they became or become effective or were or are filed with the Commission, as the case may be, complied or will comply in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations or the Exchange Act Rules and Regulations, as applicable; and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, comply in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations or the Exchange Act Rules and Regulations, as applicable.
     (d) No Issuer Free Writing Prospectus includes any information that conflicts with the information contained in the Registration Statements, including any document incorporated by reference therein that has not been superseded or modified. If at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statements, the Prospectuses or the Prospectus Supplement or include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will notify promptly the Placement Agent and, if requested by the Placement Agent, will prepare and furnish without charge to the Placement Agent an Issuer Free Writing Prospectus or other document that will correct such conflict, statement or omission. The foregoing two sentences do not apply to statements in or omissions from an Issuer Free Writing Prospectus made in reliance on and in conformity with information relating to the Placement Agent furnished in writing to the Company by the Placement Agent specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of the Placement Agent consists of the information described as such in Section 3(b) above.
     (e) The Company does not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity, other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005 (the “Subsidiaries”). The Company and each of its Subsidiaries is, and at the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each of its Subsidiaries has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statements and the Prospectuses. The Company and each of its Subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not materially and adversely affect the Company and its Subsidiaries, taken as a whole, or their respective businesses, properties, business prospects, conditions (financial or other) or results of operations, taken as a whole (such effect is referred to herein as a “Material Adverse Effect”). All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and are owned by the Company free and clear of all claims, liens, charges and encumbrances; there are no securities outstanding that are convertible into or exercisable or exchangeable for capital stock of any Subsidiary. The Company and its Subsidiaries are not, and at the Closing Date will not be, engaged in any discussions or a party to any agreement or understanding, written or oral, regarding the acquisition of an interest in any corporation, firm, partnership, joint venture, association or other entity where such discussions, agreements or understandings would require amendment to the Registration Statements pursuant to applicable securities laws. Complete and correct copies of the articles of incorporation, by-laws or other organizational documents of the Company and each of its Subsidiaries and all amendments thereto have been delivered to the Placement Agent, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.
     (f) The Company has authorized, issued and outstanding capital stock as set forth under the caption “Capitalization” in the Prospectus Supplement as of the date set forth therein. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and were issued in compliance with all applicable state and federal securities laws; the Shares have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and nonassessable; and no preemptive or similar rights exist with respect to any of the Shares or the issue and sale thereof. The description of the capital stock of the Company included or incorporated by reference in the Registration Statements and the Prospectuses is, and at the Closing Date will be, complete and accurate in all material respects. Except as set forth in the Prospectuses, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of capital stock, or any such warrants, convertible securities or obligations. No further approval or authority of shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares as contemplated herein. The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company.
     (g) The financial statements and schedule included or incorporated by reference in the Registration Statements or the Prospectuses present fairly in all material respects the financial condition of the Company and its consolidated Subsidiaries as of the respective dates thereof and the results of operations and cash flows of the Company and its consolidated Subsidiaries for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act, the Exchange Act, the Exchange Act Rules and Regulations or the Rules and Regulations to be included in the Registration Statements or the Prospectuses. PricewaterhouseCoopers LLP (the “Accountants”), who have reported on such financial statements and schedule, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and Rule 3600T of the Public Company Accounting Oversight Board (“PCAOB”). The summary and selected consolidated financial and statistical data included or incorporated by reference in the Registration Statements present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented in the Registration Statements.
     (h) Subsequent to the respective dates as of which information is given in the Registration Statements and the Prospectuses and prior to or on the Closing Date, except as set forth in or contemplated by the Registration Statements and the Prospectuses, (i) there has not been and will not have been any change in the capitalization of the Company (other than in connection with the exercise of options to purchase the Company’s Common Stock granted pursuant to the Company’s stock option plans from the shares reserved therefor as described in the Registration Statements), or any Material Adverse Effect arising for any reason whatsoever, (ii) neither the Company nor any of its Subsidiaries has incurred nor will any of them incur, except in the ordinary course of business as described in the Prospectus, any material liabilities or obligations, direct or contingent, nor has the Company or any of its Subsidiaries entered into nor will it enter into, except in the ordinary course of business as described in the Prospectuses, any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.
     (i) The Company is not, will not become as a result of the transactions contemplated hereby, and will not conduct its business in a manner that would cause it to become, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.
     (j) Except as set forth in the Registration Statements and the Prospectuses, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its Subsidiaries or any of its or their respective officers in their capacity as such, nor any basis therefor, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would reasonably be expected to have a Material Adverse Effect.
     (k) The Company and each Subsidiary has, and at the Closing Date will have, performed all the obligations required to be performed by it, and is not, and at the Closing Date will not be, in default, under any contract or other instrument to which it is a party or by which its property is bound or affected, which default would reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, no other party under any contract or other instrument to which it or any of its Subsidiaries is a party is in default in any respect thereunder, which default might have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is, or at the Closing Date will be, in violation of any provision of its articles of incorporation, by-laws or other organizational documents.
     (l) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated herein, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the “NASD”) in connection with the public offering of the Shares.
     (m) The Company has full corporate power and authority to enter into this Agreement and each Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with the terms hereof. Each Purchase Agreement has been duly authorized and, as of the Closing Date, will have been executed and delivered by the Company and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with the terms thereof. The Escrow Agreement has been duly authorized and, as of the Closing Date, will have been executed and delivered by the Company and constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with the terms thereof. The performance of this Agreement, the Purchase Agreements and the Escrow Agreement and the consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or conflict with or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the articles of incorporation, by-laws or other organizational documents of the Company or any of its Subsidiaries, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of its or their properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its Subsidiaries.
     (n) The Company and its Subsidiaries have good and marketable title to all properties and assets described in the Prospectuses as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectuses or are not material to the business of the Company or its Subsidiaries. The Company and its Subsidiaries have valid, subsisting and enforceable leases for the properties described in the Prospectuses as leased by them. The Company and its Subsidiaries own or lease all such properties as are necessary to their respective operations as now conducted or as proposed to be conducted, except where the failure to so own or lease would not have a Material Adverse Effect.
     (o) There is no document, contract, permit or instrument, affiliate transaction or off-balance sheet transaction (including, without limitation, any “variable interests” in “variable interest entities,” as such terms are defined in Financial Accounting Standards Board Interpretation No. 46) of a character required to be described in the Registration Statements or the Prospectuses or to be filed as an exhibit to the Registration Statements that is not described or filed as required. All such contracts to which the Company or any of its Subsidiaries is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against and by the Company or such Subsidiary in accordance with the terms thereof.
     (p) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus and which is not so described.
     (q) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by Section 8 of this Agreement to be delivered to the Placement Agent was or will be, when made, inaccurate, untrue or incorrect.

     (r) The Company has not distributed, and will not distribute prior to the Closing Date, any offering material in connection with the offering and sale of the Shares other than any preliminary prospectuses, the Prospectuses, the Registration Statements and other materials, if any, permitted by the Act. Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result, under the Act or otherwise, in, or that has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.
     (s) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statements, which rights have not been waived by the holder thereof as of the date hereof.
     (t) The Common Stock is registered under Section 12(g) of the Exchange Act and the Company has filed an application to list the Shares on the Nasdaq National Market (“NNM”), and has received notification that the listing has been approved, subject to notice of issuance of the Shares.
     (u) Except as disclosed in or specifically contemplated by the Prospectuses (i) the Company and each of its Subsidiaries owns or has adequate rights to use all trademarks, trade names, domain names, patents, patent rights, mask works, copyrights, technology, know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures), service marks, trade dress rights, and other intellectual property (collectively, “Intellectual Property”) and has such other licenses, approvals and governmental authorizations, in each case, sufficient to conduct its business as now conducted, and to the Company’s and its Subsidiaries’ knowledge, none of the foregoing Intellectual Property rights owned or licensed by the Company or any of its Subsidiaries is invalid or unenforceable, (ii) the Company has no knowledge of any infringement by it or any of its Subsidiaries of Intellectual Property rights of others, where such infringement could have a Material Adverse Effect, (iii) the Company is not aware of any infringement, misappropriation or violation by others of, or conflict by others with rights of the Company or any of its Subsidiaries with respect to, any Intellectual Property, (iv) there is no claim being made against the Company or any of its Subsidiaries or, to the knowledge of the Company and its Subsidiaries, any employee of the Company or any of its Subsidiaries, regarding Intellectual Property or other infringement that could have a Material Adverse Effect, and (v) the Company and its Subsidiaries have not received any notice of infringement with respect to any patent or any notice challenging the validity, scope or enforceability of any Intellectual Property owned by or licensed to the Company or any of its Subsidiaries, in each case the loss of which patent or Intellectual Property (or loss of rights thereto) would have a Material Adverse Effect.
     (v) The Company and each of its Subsidiaries has filed all federal, state, local and foreign income tax returns that have been required to be filed and has paid all taxes and assessments received by it to the extent that such taxes or assessments have become due. Neither the Company nor any of its Subsidiaries has any tax deficiency that has been or, to the knowledge of the Company, might be asserted or threatened against it that could have a Material Adverse Effect.
     (w) The Company or its Subsidiaries own or possess all authorizations, approvals, orders, licenses, registrations, other certificates and permits of and from all governmental regulatory officials and bodies, necessary to conduct their respective businesses as contemplated in the Prospectus, except where the failure to own or possess all such authorizations, approvals, orders, licenses, registrations, other certificates and permits would not have a Material Adverse Effect. There is no proceeding pending or overtly threatened (or any basis therefor known to the Company) that may cause any such authorization, approval, order, license, registration, certificate or permit to be revoked, withdrawn, cancelled, suspended or not renewed; and the Company and each of its Subsidiaries is conducting its business in compliance with all laws, rules and regulations applicable thereto (including, without limitation, all applicable federal, state and local environmental laws and regulations) except where such noncompliance would not have a Material Adverse Effect.
     (x) The Company and each of its Subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

     (y) No labor disturbance by the employees of the Company or its Subsidiaries exists or, to the knowledge of the Company, is imminent, which might have a Material Adverse Effect.
     (z) The Company is in compliance in all material respects with all presently applicable requirements and provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”) and the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, including the regulations and published interpretations thereunder; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.
     (aa) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or its Subsidiaries at, upon or from any of the property now or previously owned or leased by the Company or its Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, individually or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or its Subsidiaries or with respect to which the Company has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have, individually or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms “hazardous wastes,” “toxic wastes,” “hazardous substances” and “medical wastes” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.
     (bb) Neither the Company nor any of its Subsidiaries nor, to Company’s knowledge, any of its or their respective employees or agents at any time during the last five years has (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.
     (cc) The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect in all material respects, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiaries. The Company and each of its Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (dd) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its Subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness; and (iii) are effective in all material respects to perform the functions for which they were established.
     (ee) Based on the evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiency or material weakness in the design or operation of internal control over financial reporting that is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.
     (ff) Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies or material weaknesses.
     (gg) The Company is in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission and The Nasdaq Stock Market that pertain thereto that are effective and is actively taking steps to ensure that it will be in compliance in all material respects with other applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission and The Nasdaq Stock Market that pertain thereto upon the effectiveness of such provisions.
     (hh) There are no affiliations or associations between any member of the NASD and any of the Company’s officers, directors, or 5% or greater securityholders, except as set forth in the Registration Statement and the Prospectus.
     (ii) On June 16, 2000, the Company satisfied, and on December 21, 2005, the Company will satisfy, the eligibility requirements in existence prior to October 21, 1992 for the use of a registration statement on Form S-3 for the offering of the Shares.
     4. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents, warrants and covenants to the Placement Agent that:
     (a) The Selling Stockholder has, and immediately prior to the Closing Date the Selling Stockholder will have, good and valid title to the Shares to be sold by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such Shares and payment therefor by the Investor, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Investor.
     (b) The Selling Stockholder has full power and authority to enter into this Agreement and each Purchase Agreement. This Agreement has been duly executed and delivered by the Selling Stockholder and constitutes a valid and binding agreement of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with the terms hereof. Each Purchase Agreement, as of the Closing Date, will have been executed and delivered by the Selling Stockholder and will constitute a valid and binding agreement of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with the terms thereof. The Escrow Agreement, as of the Closing Date, will have been executed and delivered by the Selling Stockholder and constitute a valid and binding agreement of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with the terms thereof.
     (c) On the Effective Date and when any post-effective amendment to the Registration Statements becomes effective, no part of the Registration Statements, the Base Prospectus or any such amendment or supplement thereto did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Base Prospectus or any amendment or supplement to the Base Prospectus, including the Prospectus Supplement, is filed with the Commission, the date of first use of the Prospectus Supplement, and the Closing Date, the Prospectuses did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 4(c) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Placement Agent furnished in writing to the Company by the Placement Agent specifically for inclusion in the Registration Statements, the Base Prospectus, the Prospectus Supplement or Prospectuses or any amendment or supplement thereto. The Selling Stockholder acknowledges that the statements set forth in the last paragraph under the heading “Plan of Distribution” in the Prospectus Supplement constitute the only information relating to the Placement Agent furnished in writing to the Company by the Placement Agent specifically for inclusion in the Registration Statements, the Base Prospectus, the Prospectus Supplement, or the Prospectuses or any amendment or supplement thereto.

     (d) The Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 3 hereof are not true and correct, is familiar with the Registration Statements and the Prospectuses (as amended or supplemented) and has no knowledge of any material fact, condition or information not disclosed in the Registration Statements, as of their respective effective dates, or the Prospectuses (or any amendment or supplement thereto), as of the applicable filing dates, which has adversely affected or may adversely affect the business of the Company.
     (e) The Selling Stockholder is not prompted to sell Shares by any material information concerning the Company which is not set forth in, or incorporated by reference into, the Prospectuses or the Registration Statements.
     5. Agreements of the Company. The Company covenants and agrees with the Placement Agent as follows:
     (a) The Company will not, during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares or a dealer, file any amendment or supplement to the Registration Statements or the Prospectuses, unless a copy thereof shall first have been submitted to the Placement Agent within a reasonable period of time prior to the filing thereof and the Placement Agent shall not have objected thereto in good faith and on reasonable grounds.
     (b) The Company will notify the Placement Agent promptly, and will confirm such advice in writing, (i) when any post-effective amendment to the Registration Statements becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statements or the Prospectuses or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statements or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the second sentence of Section 4(e) that in the judgment of the Company makes any statement made in the Registration Statements or the Prospectuses untrue or that requires the making of any changes in the Registration Statements or the Prospectuses in order to make the statements therein, in the light of the circumstances in which they are made, not misleading, and (v) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statements, any preliminary prospectus, the Base Prospectus, the Prospectus Supplement or the Prospectuses. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statements, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Company Registration Statement pursuant to Rule 430A of the Rules and Regulations or has omitted any information from the Base Prospectus pursuant to Rule 430B or 430C of the Rules and Regulations, the Company will comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A, Rule 430B or 430C, as applicable, and notify the Placement Agent promptly of all such filings. If the Company elects to rely upon Rule 462(b) under the Act, the Company shall file a registration statement under Rule 462(b) with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for such Rule 462(b) registration statement or give irrevocable instructions for the payment of such fee pursuant to the Rules and Regulations.
     (c) The Company will furnish to the Placement Agent, without charge, one signed copy of each of the Registration Statements and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto and will furnish to the Placement Agent, without charge, a copy of the Registration Statements and any pre- or post-effective amendment thereto, including financial statements and schedules but without exhibits.
     (d) the Company will comply with all the provisions of any undertakings contained in the Registration Statements.
     (e) From time to time, the Company will deliver to the Placement Agent, without charge, as many copies of the Prospectuses or any amendment or supplement thereto as the Placement Agent may reasonably request. The Company consents to the use of the Prospectuses or any amendment or supplement thereto by the Placement Agent, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the

Prospectuses are required by law to be delivered in connection therewith. If during such period of time any event shall occur that in the judgment of the Company or counsel to the Placement Agent should be set forth in the Prospectuses in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectuses to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to the Placement Agent, without charge, such number of copies of such supplement or amendment to the Prospectuses as the Placement Agent may reasonably request. The Company will not file any document under the Exchange Act or the Exchange Act Rules and Regulations before the termination of the offering of the Shares, if such document would be deemed to be incorporated by reference into the Prospectuses, that is not approved by the Placement Agent after reasonable notice thereof.
     (f) Prior to any public offering of the Shares, the Company will cooperate with the Placement Agent and counsel to the Placement Agent in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Placement Agent may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not now so subject.
     (g) The Company will, so long as required under the Rules and Regulations, furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flow of the Company and its consolidated Subsidiaries, if any, certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year, consolidated summary financial information of the Company and its Subsidiaries, if any, for such quarter in reasonable detail.
     (h) During the period of five years commencing on the date hereof, the Company will furnish to the Placement Agent copies of such financial statements and other periodic and special reports as the Company is required to distribute generally to the holders of any class of its capital stock.
     (i) The Company will make generally available to holders of its securities as soon as may be practicable, but in no event later than the Availability Date (as defined below), an earning statement (which need not be audited but shall be in reasonable detail) covering a period of 12 months commencing after the Effective Date that will satisfy the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations). For the purpose of the preceding sentence, “Availability Date” means the 40th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 75th day after the end of such fourth fiscal quarter.
     (j) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or reimburse if paid by the Placement Agent all costs and expenses incident to the performance of the obligations of the Company under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statements and exhibits to it, each preliminary prospectus, the Base Prospectus, each Prospectus Supplement, the Prospectuses, and any amendment or supplement to any of the foregoing, (ii) the preparation and delivery of certificates representing the Shares, (iii) furnishing (including costs of shipping and mailing) such copies of the Registration Statements, the Base Prospectus, the Prospectus Supplement, the Prospectuses and any preliminary prospectus, and all amendments and supplements thereto, as may be requested by the Placement Agent for use in connection with the offering and sale of the Shares, (iv) the listing of the Shares on the NNM, (v) any filings required to be made by the Placement Agent or the Company with the NASD, and the fees, disbursements and other charges of counsel for the Placement Agent in connection therewith or in determining the availability of an exemption therefrom, (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 5(f), including the fees, disbursements and other charges of counsel to the Placement Agent in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (vii) fees, disbursements and other charges of counsel to the Company and of the Accountants, (viii) the transfer agent for the Shares, (ix) the Escrow Agent and (x) any travel expenses of the Company’s officers, directors and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective Investors. The Company shall reimburse the

Placement Agent, upon request, for all out-of-pocket costs and expenses promptly following receipt by the Company of an invoice from the Placement Agent.
     (k) The Company will not at any time, directly or indirectly, take any action designed or that might reasonably be expected to cause or result in, or that will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.
     (l) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Company Prospectus under “Use of Proceeds.”
     (m) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Company Prospectus, without the prior written consent of Needham & Company, LLC, the Company will not (1) offer, sell, contract to sell, pledge, grant options, warrants or rights to purchase, or otherwise dispose of any equity securities of the Company or any other securities convertible into or exchangeable for its Common Stock or other equity security (other than pursuant to employee stock option plans disclosed in the Prospectus or pursuant to the conversion of convertible securities or the exercise of warrants in each case outstanding on the date of this Agreement) or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise; provided, however, that if (a) during the last 17 days of such 90-day period the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of such 90-day period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of such 90-day period, the restrictions imposed by this Section 5(m) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.
     (n) During the period of 90 days after the date of the Company Prospectus, the Company will not, without the prior written consent of Needham & Company, LLC, grant options to purchase shares of Common Stock at a price less than the price at which the Shares have been offered to the public. During the period of 90 days after the date of the Company Prospectus, the Company will not file with the Commission or cause to become effective any registration statement relating to any securities of the Company without the prior written consent of Needham & Company, LLC.
     (o) The Company will cause each of its executive officers and directors to enter into lock-up agreements with the Placement Agent to the effect that they will not, without the prior written consent of Needham & Company, LLC, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares according to the terms set forth in Exhibit B hereto.
     6. Further Agreements of the Company. (a) The Company represents and agrees that, without the prior written consent of the Placement Agent, and the Placement Agent represents and agrees that, without the prior written consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 of the Rules and Regulations. Any such Free Writing Prospectus the use of which has been consented to by the Company and the Placement Agent is listed on Schedule I and herein called a “Permitted Free Writing Prospectus.”
     (b) The Company agrees that is has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and that it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Rules and Regulations applicable to any Permitted Free Writing Prospectus, including timely Commission filings where required and legending.

     7. Agreements of the Selling Stockholder. (a) The Selling Stockholder will comply with the terms and conditions of the lock-up letter agreement that was executed between the Selling Stockholder and the Placement Agent.
     (b) The Selling Stockholder will not at any time, directly or indirectly, take any action designed or that might reasonably be expected to cause or result in, or that will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.
     8. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder are subject to the following conditions:
     (a) All filings required by Rule 424, Rule 430A, 430B and 430C of the Rules and Regulations shall have been made. If the Company has elected to rely upon Rule 462(b), the registration statement filed under Rule 462(b) shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement.
     (b) (i) No stop order suspending the effectiveness of the Registration Statements shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statements or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities, (iv) after the date hereof no amendment or supplement to the Registration Statements or the Prospectuses shall have been filed unless a copy thereof was first submitted to the Placement Agent and the Placement Agent does not object thereto in good faith, and (v) the Placement Agent shall have received certificates, dated the Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii) of this paragraph.
     (c) Since September 30, 2005, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries, whether or not arising from transactions in the ordinary course of business, in each case other than as described in or contemplated by the Registration Statements and the Prospectuses, and (ii) neither the Company nor any of its Subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not described in the Registration Statements and the Prospectuses, if in the judgment of the Placement Agent any such development makes it impracticable or inadvisable to consummate the offering of the Shares.
     (d) Since the respective dates as of which information is given in the Registration Statements and the Prospectuses, there shall have been no litigation or other proceeding instituted against the Company, any of its Subsidiaries, or any of its or their officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would, in the judgment of the Placement Agent, have a Material Adverse Effect or if, in the judgment of the Placement Agent, any such development makes it impracticable or inadvisable to consummate the offering of the Shares.
     (e) Each of the representations and warranties of the Company and the Selling Stockholder contained herein shall be true and correct in all respects (in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification) or in all material respects at the Closing Date and all covenants and agreements contained herein to be performed on the part of the Company or the Selling Stockholder and all conditions contained herein to be fulfilled or complied with by the Company or the Selling Stockholder at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.
     (f) The Placement Agent shall have received an opinion, dated the Closing Date, satisfactory in form and substance to the Placement Agent and counsel for the Placement Agent, from Richard Hegger, General Counsel to the Company, with respect to the following matters:

     (i) Each of the Company and Rhetech, Inc. is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; has full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statements and Prospectuses; and is duly licensed or qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary and where the failure to be licensed or qualified would have a material and adverse effect on the business or financial condition of the Company.
     (ii) All of the shares of capital stock of the Company issued since the Company’s initial public offering have been duly authorized, validly issued and are fully paid and nonassessable, and were not issued in violation of or subject to any preemptive or, to such counsel’s knowledge, similar rights.
     (iii) The Shares have been duly authorized and, when issued and paid for as contemplated by this Agreement and the respective Purchase Agreements, will be validly issued, fully paid and nonassessable; and no preemptive or similar rights exist with respect to any of the Shares or the issue and sale thereof.
     (iv) All of the outstanding shares of capital stock of Rhetech, Inc. have been duly authorized and validly issued and are fully paid and nonassessable, and owned by the Company free and clear of all claims, liens, charges and encumbrances; to such counsel’s knowledge, there are no securities outstanding that are convertible into or exercisable or exchangeable for capital stock of Rhetech, Inc.
     (v) To such counsel’s knowledge, except as disclosed in or specifically contemplated by the Registration Statements, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company. The description of the capital stock of the Company included in or incorporated by reference in the Registration Statements and the Prospectuses conforms in all material respects to the terms thereof.
     (vi) To such counsel’s knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party or to which any of their respective properties is subject that are required to be described in the Registration Statements or the Prospectuses but are not so described.
     (vii) The Company has full corporate power and authority to enter into this Agreement and the Purchase Agreements. This Agreement and each Purchase Agreement have been duly authorized, executed and delivered by the Company.
     (viii) The execution and delivery of this Agreement and the Purchase Agreements, the compliance by the Company with all of the respective terms hereof and thereof and the consummation of the transactions contemplated hereby and thereby (A) do not contravene any provision of the Articles of Incorporation or By-Laws of the Company, (B) to such counsel’s knowledge, will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms and provisions of, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any material indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other material evidence of indebtedness, lease, contract or other agreement, document or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries, or any of their respective properties is bound or affected, or (C) violate or conflict with (i) any judgment, ruling, decree or order known to such counsel or (ii) to such counsel’s knowledge, any statute, rule or regulation of any court or other governmental agency or body, applicable to the business or properties of the Company or any of its Subsidiaries.

     (ix) To such counsel’s knowledge, there is no document or contract of a character required to be described in the Registration Statements or the Prospectuses or to be filed as an exhibit to the Registration Statements that is not described or filed or incorporated by reference as required, and each description of such contracts and documents that is contained or incorporated by reference in the Registration Statements and Prospectuses fairly presents in all material respects the information required under the Act and the Rules and Regulations.
     (x) The statements under the captions “Description of Securities” and “Legal Proceedings,” and the first sentence of “Risk Factors — Anti-takeover provisions in our charter documents could adversely affect the rights of holders of our common stock,” in the Prospectuses or incorporated by reference therein, insofar as the statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present, in all material respects, such documents or matters of law (provided, however, that such counsel may rely on representations of the Company with respect to the factual matters contained in such statements, and provided further that such counsel shall state that nothing has come to the attention of such counsel that leads them to believe that such representations are not true and correct in all material respects).
     (xi) To such counsel’s knowledge, no holder of securities of the Company has rights, which have not been waived or satisfied, to require the Company to register with the Commission shares of Common Stock or other securities, as part of the offering contemplated hereby.
     (xii) The Selling Stockholder has full power and authority to enter into this Agreement and the Purchase Agreements. This Agreement and each Purchase Agreement have been duly executed and delivered by the Selling Stockholder.
     (xiii) Upon delivery of the Shares and payment therefor by an Investor, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to such Investor.
     (g) The Placement Agent shall have received an opinion, dated the Closing Date, satisfactory in form and substance to the Placement Agent and counsel for the Placement Agent, from Morrison & Foerster LLP, counsel to the Company and the Selling Stockholder, with respect to the following matters:
     (i) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated under this Agreement or the respective Purchase Agreements, except such as have been obtained or made under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the offering by the Placement Agent of the Shares.
     (ii) The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.
     (iii) The Registration Statements have become effective under the Act and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statements has been issued and no proceeding for that purpose has been instituted or is pending, threatened or contemplated.
     (iv) The Registration Statements and the Prospectuses comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (other than the financial statements and schedule contained or incorporated by reference in the Registration Statements or the Prospectuses, as to which such counsel need express no opinion).
     (v) The documents incorporated by reference in the Prospectuses (other than the financial statements and schedule contained therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations.
     Such counsel shall also state that (i) such counsel has participated in conferences with the Placement Agent’s representatives and with representatives of the Company and its accountants concerning the Registration Statements and the Prospectuses and has considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements, and (ii) that based upon and subject to the foregoing, nothing has come to the attention of such counsel that leads such counsel to believe that the Registration Statements, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectuses, at the time they were filed with the Commission pursuant to Rule 424(b) under the Act or as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel is not being requested to and is not required to make any comment in such statement with respect to the financial statements and other financial information contained in the Registration Statements or Prospectuses)
     (h) The Placement Agent shall have received an opinion, dated the Closing Date, from Perkins Coie LLP, patent counsel to the Company, with respect to certain patent matters, which opinions shall be reasonably satisfactory in all respects to the Placement Agent:
     (i) The Placement Agent shall have received an opinion, dated the Closing Date, from each of Hewitsons Solicitors and Clifford Chance LLP, counsel to the Company with respect to Semitool Europe Ltd. and Semitool Japan Inc., respectively, with respect to certain matters relating to such Subsidiaries, which opinions shall be reasonably satisfactory in all respects to the Placement Agent:
     (j) The Placement Agent shall have received an opinion, dated the Closing Date, from Fenwick & West LLP, counsel to the Placement Agent, with respect to the Registration Statements, the Prospectuses and this Agreement, which opinion shall be satisfactory in all respects to the Placement Agent.
     (k) Concurrently with the execution and delivery of this Agreement, the Accountants shall have furnished to the Placement Agent a letter, dated the date of its delivery, addressed to the Placement Agent and in form and substance satisfactory to the Placement Agent and the Accountants, confirming that they are independent accountants with respect to the Company and its Subsidiaries as required by the Act and the Exchange Act and the Rules and Regulations and with respect to certain financial and other statistical and numerical information contained or incorporated by reference in the Registration Statements. At the Closing Date, the Accountants shall have furnished to the Placement Agent a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than three days prior to the Closing Date, which would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date.
     (l) At the Closing Date, there shall be furnished to the Placement Agent a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Placement Agent, to the effect that:
     (i) Each signer of such certificate has carefully examined the Registration Statements and the Prospectuses (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectuses) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectuses in order to make the statements therein not untrue or misleading.
     (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct.

     (iii) Each of the covenants required to be performed by the Company herein on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be satisfied or fulfilled on or prior to the date of such certificate has been duly, timely and fully satisfied or fulfilled.
     (m) On or prior to the Closing Date, the Placement Agent shall have received the executed agreements referred to in Section 5(o).
     (n) The Shares shall be qualified for sale in such jurisdictions as the Placement Agent may reasonably request and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date.
     (o) Prior to the Closing Date, the Shares shall have been duly authorized for listing on the NNM upon official notice of issuance.
     (p) At the Closing Date, the Selling Stockholder shall have furnished to the Placement Agent a certificate stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct as of the Closing Date and that the Selling Stockholder has complied with all agreements contained herein to be performed by the Selling Stockholder at or prior to the Closing Date.
     (q) The Company shall have furnished to the Placement Agent such certificates, in addition to those specifically mentioned herein, as the Placement Agent may have reasonably requested as to the accuracy and completeness at the Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Placement Agent.
     9. Indemnification.
     (a) The Company will indemnify and hold harmless the Placement Agent, the directors, officers, employees and agents of the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statements, the Base Prospectus, any Prospectus Supplement, the Prospectuses or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading in the light of the circumstances in which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained herein or any failure of the Company to perform its obligations hereunder or under law in connection with the transactions contemplated hereby; provided, however, that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares to any Investor and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Placement Agent furnished in writing to the Company by the Placement Agent expressly for inclusion in any preliminary prospectus, the Registration Statements, the Base Prospectus, any Prospectus Supplement, the Prospectuses, or any Issuer Free Writing Prospectus. The Company acknowledges that the statements set forth in the last paragraph under the heading “Plan of Distribution” in the Prospectus Supplement constitute the only information relating to the Placement Agent furnished in writing to the Company by the Placement Agent expressly for inclusion in any preliminary prospectus, the Registration Statements, the Base Prospectus, any Prospectus Supplement, the Prospectuses, or any Issuer Free Writing Prospectus. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

     (b) The Selling Stockholder will indemnify and hold harmless the Placement Agent, the directors, officers, employees and agents of the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statements, the Base Prospectus, any Prospectus Supplement, the Prospectuses or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading in the light of the circumstances in which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Selling Stockholder contained herein or any failure of the Selling Stockholder to perform its obligations hereunder or under law in connection with the transactions contemplated hereby; provided, however, that the Selling Stockholder will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares to any Investor and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Placement Agent furnished in writing to the Company by the Placement Agent expressly for inclusion in any preliminary prospectus, the Registration Statements, the Base Prospectus, any Prospectus Supplement, the Prospectuses, or any Issuer Free Writing Prospectus; provided, further, however, the Selling Stockholder shall not be responsible, either pursuant to this Section 9 or as a result of any other provision of this Agreement, including breaches of any representations, warranties or covenants made in this Agreement, or otherwise in connection with the transactions contemplated hereby, for any losses, expenses, liabilities or claims, including claims for settlements made, contribution or expense reimbursement, which in the aggregate exceed the proceeds, after deducting the Fees paid by the Selling Stockholder, received by the Selling Stockholder from the sale of the Shares by the Selling Stockholder hereunder. The Selling Stockholder acknowledges that the statements set forth in the last paragraph under the heading “Plan of Distribution” in the Prospectus Supplement constitute the only information relating to the Placement Agent furnished in writing to the Company by the Placement Agent expressly for inclusion in any preliminary prospectus, the Registration Statements, the Base Prospectus, any Prospectus Supplement, the Prospectuses, or any Issuer Free Writing Prospectus. This indemnity agreement will be in addition to any liability that the Company might otherwise have.
     (c) The Placement Agent will indemnify and hold harmless the Company, each director of the Company, each officer of the Company who signs the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the Selling Stockholder to the same extent as the foregoing indemnity from the Company to the Placement Agent, as set forth in Section 9(a), but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Placement Agent furnished in writing to the Company by the Placement Agent expressly for use in any preliminary prospectus, the Registration Statements, the Base Prospectus, any Prospectus Supplement, the Prospectuses, or any Issuer Free Writing Prospectus. The Company and the Selling Stockholder acknowledge that the statements set forth in the last paragraph under the heading “Plan of Distribution” in the Prospectus Supplement constitute the only information relating to the Placement Agent furnished in writing to the Company by the Placement Agent expressly for use in any preliminary prospectus, the Registration Statements, the Base Prospectus, any Prospectus Supplement, the Prospectuses, or any Issuer Free Writing Prospectus. This indemnity will be in addition to any liability that the Placement Agent might otherwise have.
     (d) Any party that proposes to assert the right to be indemnified under this Section 9 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party in writing of the commencement of such action, enclosing with such notice a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 9 unless, and only to the extent that, such omission results in the loss of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld or delayed).
     (e) If the indemnification provided for in this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under paragraphs (a), (b), (c) and (d) of this Section 9 in respect of any losses, claims, liabilities, expenses and damages referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company or the Selling Stockholder from persons other than the Placement Agent, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statements and directors of the Company, who also may be liable for contribution) by such indemnified party as a result of such losses, claims, liabilities, expenses and damages in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Placement Agent, on the other hand. The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Placement Agent, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total Fee received by the Placement Agent pursuant to this Agreement. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company and the Selling Stockholder, on the one hand, and the Placement Agent, on the other hand, with respect to the statements or omissions that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Placement Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 9(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss claim, liability, expense or damage, or action in respect thereof, referred to above in this Section

9(e) shall be deemed to include, for purposes of this Section 9(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(e), in no case shall the Placement Agent be required to contribute any amount in excess of the Fee received by the Placement Agent pursuant to this Agreement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(e), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statements will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against any such party in respect of which a claim for contribution may be made under this Section 9(e), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(e). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).
     (f) The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company and the Selling Stockholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Placement Agent, (ii) acceptance by the Investors of any of the Shares and payment therefor, or (iii) any termination of this Agreement.
     10. Reimbursement of Certain Expenses. In addition to its other obligations under Section 9 of this Agreement, the Company hereby agrees to reimburse the Placement Agent on a quarterly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon, in whole or in part, any statement or omission or alleged statement or omission, or any inaccuracy in the representations and warranties of the Company contained herein or failure of the Company to perform its or their respective obligations hereunder or under law, all as described in Section 9, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 9 and the possibility that such payment might later be held to be improper; provided, however, that, to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them. In addition to its other obligations under Section 9 of this Agreement, the Selling Stockholder hereby agrees to reimburse the Placement Agent on a quarterly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon, in whole or in part, any statement or omission or alleged statement or omission, or any inaccuracy in the representations and warranties of the Selling Stockholder contained herein or failure of the Selling Stockholder to perform its or their respective obligations hereunder or under law, all as described in Section 9, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 9 and the possibility that such payment might later be held to be improper; provided, however, that, to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them.
     11. Termination. The obligations of the Placement Agent under this Agreement may be terminated at any time on or prior to the Closing Date, by notice to the Company and the Selling Stockholder from the Placement Agent, without liability on the part of the Placement Agent to the Company or the Selling Stockholder if in the sole judgment of the Placement Agent, (i) trading in any of the equity securities of the Company shall have been suspended or limited by the Commission or by The Nasdaq Stock Market, (ii) trading in securities generally on the New York Stock Exchange or The Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange, by order of the Commission or any court or other governmental authority, or by The Nasdaq Stock Market, (iii) a general banking moratorium shall have been declared by federal, New York State or California State authorities or any material disruption of the securities settlement or clearance services in the United States shall have occurred, or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States, any outbreak or material escalation of hostilities involving the United States, a declaration of a national emergency or war by the United States, or other calamity or crisis, either within or outside the United States, shall have occurred, the effect of which is such as to make it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with completion of the placement of the Shares.

     If this Agreement is terminated pursuant to Section 11 hereof, neither the Company nor the Selling Stockholder shall be under any liability to the Placement Agent except as provided in Sections 5(j), 9 and 10 hereof; but, if for any other reason this Agreement is terminated or the placement of the Shares is not consummated or if for any reason the Company or the Selling Stockholder shall be unable to perform their obligations hereunder, the Company will reimburse the Placement Agent for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Placement Agent) incurred by the Placement Agent in connection with this Agreement or the offering contemplated hereunder.
     12. Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 655 West Reserve Drive, Kalispell, MT 59901, Attention: Chief Executive Officer, with a copy to Justin L. Bastian, Esq., Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto, CA 94304, (b) if to the Selling Stockholder, at the office of the Company, 655 West Reserve Drive, Kalispell, MT 59901, Attention: Raymon F. Thompson, with a copy to Justin L. Bastian, Esq., Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto, CA 94304 or (c) if to the Placement Agent, at the offices of (i) Needham & Company, LLC, 445 Park Avenue, New York, New York 10022, Attention: Corporate Finance Department, with a copy to Laird H. Simons, III, Esq., Fenwick & West LLP, 801 California Street, Mountain View, CA 94041. Any such notice shall be effective only upon receipt. Any notice under Section 12 may be made by telecopier or telephone, but if so made shall be subsequently confirmed in writing.
     13. No Fiduciary Relationship. Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Placement Agent, the Company and the Selling Stockholder acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement (including the determination of the terms of the offering of the Shares) is an arms’-length commercial transaction between the Company, the Selling Stockholder and the several Investors, (ii) the Placement Agent has not assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Placement Agent has advised or is currently advising the Company or the Selling Stockholder on other matters) or any other obligation to the Company or the Selling Stockholder except the obligations expressly set forth in this Agreement, (iii) the Placement Agent and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Selling Stockholder and have no obligation to disclose or account to the Company or the Selling Stockholder for any of such differing interests, and (iv) the Company and the Selling Stockholder have consulted their own legal, tax, accounting and financial advisors to the extent they deemed appropriate. The Company and the Selling Stockholder hereby agree that they will not claim that the Placement Agent has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company and the Selling Stockholder, in connection with such transaction or the process leading thereto.
     14. Miscellaneous.
     This Agreement has been and is made solely for the benefit of the Placement Agent, the Company, the Selling Stockholder and the controlling persons, directors and officers referred to in Section 9, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.
     This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholder and the Placement Agent, or any of them, with respect to the subject matter hereof.
     This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.
     This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.
     In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Each of the Company, the Selling Stockholder and the Placement Agent hereby waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.
[rest of page intentionally left blank]

     Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholder and the Placement Agent.

Very truly yours, Semitool, Inc.
By:	/s/ Larry A. Viano
Name: Larry A. Viano
Title: VP-Finance, CFO

Selling Stockholder
/s/ Raymon F. Thompson
Raymon F. Thompson

Confirmed as of the date first
above mentioned:

Needham & Company, LLC

By:	/s/ Chad W. Keck

Title: Managing Director

EXHIBIT A
FORM OF PURCHASE AGREEMENT
Semitool, Inc.
655 West Reserve Drive
Kalispell, Montana 59901
Raymon F. Thompson
c/o Semitool, Inc.
655 West Reserve Drive
Kalispell, Montana 59901
Ladies and Gentlemen:
     The undersigned, [___] (the “Investor”), hereby confirms and agrees with you as follows:
     1. This Purchase Agreement (the “Agreement”) is made as of December 15, 2005 among Semitool, Inc., a Montana corporation (the “Company”), Raymon F. Thompson (the “Selling Stockholder”) and the Investor.
     2. As of the Closing (as defined below) and subject to the terms and conditions hereof, the Company, the Selling Stockholder and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor [___] shares of common stock, no par value per share, of the Company (“Common Stock”), and the Investor will purchase from the Selling Stockholder and the Selling Stockholder will sell to the Investor [___] shares of Common Stock (collectively with the shares of common stock to be sold by the Company to the Investor, the “Shares”), for a purchase price of $9.85 per share, or an aggregate purchase price of $[___]. The Investor acknowledges that the offering of the Shares is not a firm commitment underwriting and that there is no minimum offering amount.
     3. The completion of the purchase and sale of the Shares shall occur at a closing (the “Closing”) which is expected to occur on or about December 21, 2005. After the execution of this Agreement by the Investor, the Investor shall remit to the Company and to the Selling Stockholder, by wire transfer to the account designated by the Company, the Selling Stockholder and the Placement Agent (as defined below) in this Agreement, the amount of funds equal to the aggregate purchase price of the Shares. Unless otherwise requested by the Investor and agreed to by the Company and the Selling Stockholder, the Shares purchased by the Investor will be delivered by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Investor’s name and address as set forth below, and will be released by Registrar and Transfer Company, the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing. After the execution of this Agreement by the Investor, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares are maintained to set up a deposit/withdrawal at custodian (“DWAC”) instructing the Transfer Agent to credit such account or accounts with the Shares.
     4. The offering and sale of the Shares are being made pursuant to the Registration Statements and Prospectuses (as such terms are defined below). The Investor acknowledges that the Company and the Selling Stockholder intend to enter into purchase agreements in substantially the same form as this Agreement with certain other investors and intend to offer and sell (the “Offering”) up to an aggregate of 5,000,000 shares of Common Stock pursuant to the Registration Statements and Prospectuses.
     5. The Company has filed or shall file with the Securities and Exchange Commission (the “Commission”) a prospectus (the “Base Prospectus”) and prospectus supplement (collectively the “Company Prospectus”) with respect to the registration statement (File No. 333-39492) reflecting the offering of the Shares by the Company, including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein by the rules and regulations of the Commission (the “Rules and Regulations”), and

any registration statement relating to the offering contemplated by this Agreement and filed pursuant to Rule 462(b) under the Rules and Regulations (collectively, the “Company Registration Statement”), in conformity with the Securities Act of 1933, as amended (the “Securities Act”), including Rule 424(b) thereunder. The Selling Stockholder has filed with the Commission a prospectus (the “Selling Stockholder Prospectus,” and, together with the Company Prospectus, the “Prospectuses”) and registration statement (File No. 333-112964) reflecting the offering of the Shares by the Selling Stockholder, including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein by the Rules and Regulations, and any registration statement relating to the offering contemplated by this Agreement and filed pursuant to Rule 462(b) under the Rules and Regulations (collectively, the “Selling Stockholder Registration Statement,” and, together with the Company Registration Statement, the “Registration Statements”), in conformity with the Securities Act, including Rule 424(b) thereunder. The Investor hereby confirms that it had full access to the Base Prospectus and the Selling Stockholder Prospectus, and the Company’s periodic reports and other information incorporated by reference therein, and was fully able to read, review, download and print such materials.
     6. The Company and the Selling Stockholder have entered into a Placement Agency Agreement, dated December 15, 2005 (the “Placement Agency Agreement”), with Needham & Company, LLC (the “Placement Agent”), which will act as the Company’s and the Selling Stockholder’s placement agent with respect to the Offering and receive a fee in connection with the sale of the Shares. A copy of the Placement Agency Agreement is available upon request.
     7. The Company’s obligations to issue and sell Shares to the Investor, and the Selling Stockholders obligation to sell Shares to the Investor, shall be subject to the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing.
     The Investor’s obligation to purchase the Shares shall be subject to the condition that the Placement Agent shall not have (a) terminated the Placement Agency Agreement pursuant to the terms thereof or (b) determined that the conditions to closing in the Placement Agency Agreement have not been satisfied.
     8. The Company hereby makes the following representations, warranties and covenants to the Investor:
          (a) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Investor enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.
          (b) The Company shall (i) before the opening of trading on the Nasdaq National Market on the next trading day after the date hereof, issue a press release, disclosing all material aspects of the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission with the respect to the transaction contemplated hereby. The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior, written consent, unless required by law or the rules and regulations of any self-regulatory organization which the Company or its securities are subject.
     9. The Selling Stockholder hereby makes the following representations, warranties and covenants to the Investor:
          (a) The Selling Stockholder has, and immediately prior to the Closing the Selling Stockholder will have, good and valid title to the Shares to be sold by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such Shares and payment therefor by the Investor, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Investor.

          (b) The Selling Stockholder has full power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out his obligations hereunder. This Agreement has been duly executed by the Selling Stockholder and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Investor enforceable against the Selling Stockholder in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.
          (c) The Selling Stockholder is not prompted to sell Shares by any material information concerning the Company which is not set forth in, or incorporated by reference into, the Prospectuses or the Registration Statements.
     10. The Investor hereby makes the following representations, warranties and covenants to the Company and the Selling Stockholder:
          (a) The Investor represents that it has received or had full access to the Base Prospectus and the Selling Stockholder Prospectus, as well as the Company’s periodic reports and other information incorporated by reference therein, prior to or in connection with its receipt of this Agreement. The Investor further represents that it is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares. The Investor further represents that it has read and understands the contents of this Agreement and that the Investor understands and agrees to the form of transaction relating to the sale of Shares contemplated by this Agreement.
          (b) From and after obtaining knowledge of the sale of the Shares contemplated hereby, such Investor has not taken, and prior to the public announcement of the transaction such Investor shall not take, any action that has caused or will cause such Investor to have, directly or indirectly, sold or agreed to sell any Common Stock, effected any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derives any significant part of its value from the Common Stock, whether or not, directly or indirectly, in order to hedge its position in the Shares.
          (c) The Investor shall not issue any press release or make any other public announcement relating to this Agreement unless (i) the content thereof is mutually agreed to by the Company, the Selling Stockholder and the Investor or (ii) the Investor is advised by its counsel that such press release or public announcement is required by law.
          (d) The Investor has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Investor and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Investor. This Agreement has been duly executed by the Investor and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.
          (e) The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase or sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax or investment advisors as it, in its sole discretion, deems necessary or appropriate in connection with its purchase of the Shares.
          (f) The Investor represents that[, except as set forth below,] (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company, and (c) it is not a, and it has no direct or indirect affiliation or association with any, National Association of Securities Dealers, Inc. member as of the date hereof. [Exceptions:]

     10. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company, the Selling Stockholder and the Investor herein shall survive the execution of this Agreement, the delivery to such Investor of the Shares being purchased and the payment therefor.
     11. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.
     12. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.
[Remainder of page intentionally left blank.]

     Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor:

By:

Print Name:

Title:

Address:

Tax ID No.:

Contact Name:

Telephone:

Name in which book-entry should be made (if different):

AGREED AND ACCEPTED:

Semitool, Inc.
a Montana corporation

By:

Name:
Title:

Selling Stockholder

Raymon F. Thompson
The Company, the Selling Stockholder and the Placement Agent have established an account pursuant to the terms of an Escrow Agreement and hereby direct that the purchase price for the Shares of common stock being sold by the Company to the Investor pursuant to this Agreement be wired to the following account:

Bank:

ABA#

Credit to:

Account No.

Re: Semitool, Inc.

EXHIBIT B
FORM OF LOCK-UP AGREEMENT
Needham & Company, LLC
445 Park Avenue
New York, New York 10022
Ladies and Gentlemen:
     The undersigned is a holder of securities of Semitool, Inc., a Montana corporation (the “Company”), and wishes to facilitate the public offering of shares of the Common Stock (the “Common Stock”) of the Company (the “Offering”). The undersigned recognizes that such Offering will be of benefit to the undersigned.
     In consideration of the foregoing and in order to induce you to act as placement agent in connection with the Offering, the undersigned hereby agrees that, during the period commencing as of the date hereof and ending on the date that is ninety (90) days after the date of the final Prospectus Supplement relating to the Offering (the “Lock-Up Period”), the undersigned will not, without the prior written approval of Needham & Company, LLC, directly or indirectly, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the lock-up securities without the prior written consent of Needham & Company, Inc. in connection with transfers as a bona fide gift or gifts, or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin), provided that prior to such transfer a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, is received by Needham & Company, Inc., and any such transfer shall not involve a disposition for value. Furthermore, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned on the open market following the Offering. If (a) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In addition, the undersigned agrees that, without the prior written consent of Needham & Company, LLC, the undersigned will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned confirms that he, she or it understands that you, as placement agent, and the Company will rely upon the representations set forth in this Agreement in proceeding with the Offering. The undersigned further confirms that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of securities held by the undersigned except in compliance with this Agreement. learn

Very truly yours,

(Name)

(Address)

SCHEDULE I
PERMITTED FREE WRITING PROSPECTUSES
[None]